SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                __________

                                FORM 8-K/A

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                             February 7, 1996


                        CORNICHE GROUP INCORPORATED
          (Exact name of registrant as specified in its charter)


                              Delaware
           (State or other jurisdiction of incorporation)


    0-10909                                         22-2343568
Commission File Number                             IRS Employer
                                                 Identification No.


Wayne Interchange Plaza I, 145 Rte 46 West, Third Floor, Wayne, New Jersey 07470
(Address of principal executive offices)                             (Zip Code)
                                     ,

                           201-785-3338
                   Registrant's Telephone Number

                        Fidelity Medical, Inc.
   (Former Name or Former Address, if Changed Since Last Report)


Item 7.  Financial Statements and Exhibits.

            (a)   Financial Statements of Businesses Acquired.

            Not applicable.

            (b)   Pro Forma Financial Information.

         Proforma  financial information required pursuant to  Article  11
of  Regulation  S-X   but omitted from the Form 8-K  filed  on  February 12,
1996 has been included in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 30, 1995.

            (c)   Exhibits.

            None.

                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CORNICHE GROUP INCORPORATED



                                     By: /s/ James Fyfe
                                         _______________________________
                                         James Fyfe
                                         Vice President and
                                         Chief Operating Officer

Dated:  February 28, 1996